Exhibit 99.1
FOR IMMEDIATE RELEASE
MaxLinear, Inc. Announces Record Quarterly Revenue and
Second Quarter 2014 Financial Results
$35.6 Million Second Quarter Revenue Grows 20 percent Year-over-Year
Carlsbad, Calif. – July 31th, 2014 – MaxLinear, Inc. (NYSE: MXL), a provider of integrated, radio-frequency (RF) and mixed-signal integrated circuits for broadband communications applications, today announced financial results for the second quarter ended June 30, 2014.
Management Commentary
“We are pleased to announce that in the second quarter, we realized record high revenue of $35.6 million, which represents strong sequential quarterly growth of 10 percent, and even stronger year-over-year growth of 20 percent,” commented Kishore Seendripu, Ph.D., Chairman and CEO. “Our revenue growth in the second quarter of 2014 was realized across both Cable and Terrestrial applications, with particular strength evidenced in advanced DOCSIS 3.0 modem and gateways and a return to growth of shipments into media servers. We continue to be excited about both the design win momentum, and the prospects for success of our brand new, industry leading RF-Mixed Signal broadband front-end devices addressing Satellite TV gateways, and Satellite Outdoor units.”
Generally Accepted Accounting Principles (GAAP) Results
Net revenue for the second quarter of 2014 was $35.6 million, an increase of 10 percent compared to the first quarter of 2014, and an increase of 20 percent compared to the second quarter of 2013. Gross profit for the second quarter of 2014 was 62.5 percent of revenue, compared to 61.7 percent for the first quarter of 2014, and 58.1 percent for the second quarter of 2013.
Net loss for the second quarter of 2014 was $0.6 million, or $0.02 per share (diluted), compared to net loss of $0.9 million, or $0.02 per share (diluted), for the first quarter of 2014, and net loss of $2.9 million, or $0.09 per share (diluted), for the second quarter of 2013.
Cash flow provided by operations for the second quarter of 2014 totaled $7.6 million, compared to $4.1 million for the first quarter of 2014, and $6.2 million for the second quarter of 2013.
Cash, cash equivalents and investments totaled $91.5 million at June 30, 2014, compared to $88.7 million at March 31, 2014, and $81.3 million at June 30, 2013.
Non-GAAP Results
Non-GAAP gross profit for the second quarter of 2014 was 62.6 percent of revenue, compared to 61.8 percent for the first quarter of 2014, and 61.9 percent for the second quarter of 2013.
Non-GAAP net income for the second quarter of 2014 was $5.0 million, or $0.13 per share (diluted), compared to $3.7 million, or $0.10 per share (diluted), for the first quarter of 2014, and $3.8 million, or $0.11 per share (diluted), for the second quarter of 2013.
Third Quarter 2014 Revenue Guidance
We expect revenue in the third quarter of 2014 to be between $36.5 million and $38 million and both GAAP and non-GAAP gross profit percentage to be 62 percent to 62.5 percent of revenue.

Conference Call Details
MaxLinear will host its second quarter 2014 financial results conference call today, July 31, 2014 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-888-359-3624 / International: 1-719-325-2315 with conference ID: 2630837. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at http://investors.maxlinear.com, and will be archived and available after the call at http://investors.maxlinear.com until August 14, 2014. A replay of the conference call will also be available until August 14, 2014 by dialing US toll free: 1-888-203-1112 / International: 1-719-457-0820 and referencing passcode: 2630837.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for third quarter 2014 revenue and gross profit percentage), trends and growth opportunities in specific product markets such as cable and satellite applications, and opportunities associated with new product offerings and our strategy to expand our addressable market. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. Risks and uncertainties affecting our business, operating results, and stock price, include, among others, intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop, including end user markets for the cable and satellite applications of our products as well as end user markets for products currently in development; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; limited trading volumes; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry, including recently filed actions against us by a third party with the United States International Trade Commission and in United States District Court in Delaware; our reliance on a limited number of third party manufacturers; and our lack of long-term supply contracts and dependence on limited sources of supply. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K. Additional risks, uncertainties, and other information will be contained in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, which MaxLinear expects to file with the SEC in July 2014.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP net income (loss), income (loss) from operations, gross profit, and earnings (loss) per share. These supplemental measures exclude the effects of (i) stock-based compensation expense and its related tax effect, if any; (ii) an accrual related to our performance based bonus plan for 2014, which if achieved we intend to settle in stock in 2015; (iii) an accrual related to our performance based bonus plan for 2013, which was settled in stock in May 2014; (iv) impairment of production masks and (v) professional fees related to our previously disclosed IP litigation matters. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. In addition, we exclude the related tax effect of stock-based compensation expense, if any, from non-GAAP net income.
Bonus payments under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for 2014 and 2013. Bonus payments for the 2013 performance period were settled through the issuance of shares of Class A common stock under our equity incentive plans in May 2014, and we currently expect that any bonus payments under our 2014 programs will also be settled in stock. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Expenses incurred in relation to impairment of production masks reflect costs that were previously capitalized but for which future use is no longer expected.

Expenses incurred in relation to intellectual property litigation are unrelated to our underlying business. Therefore, we do not believe these are indicative of our core operating performance and exclude these expenses in management evaluations of our business.
Reconciliations of non-GAAP measures disclosed in this press release appear below.
About MaxLinear, Inc.
MaxLinear, Inc. is a provider of integrated, radio-frequency (RF) and mixed-signal integrated circuits for broadband communications applications. MaxLinear is located in Carlsbad, California, and its address on the Internet is www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contacts:
Nick Kormeluk
IR Sense
Tel: 949-415-7745
nick@irsense.com
MaxLinear, Inc. Corporate Contact:
Adam Spice
Chief Financial Officer
Tel: 949-333-0092

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	June 30, 2014	March 31, 2014	June 30, 2013
Net revenue	$35,592	$32,501	$29,773
Cost of net revenue	13,346	12,448	12,477
Gross profit	22,246	20,053	17,296
Operating expenses:
Research and development	13,892	13,095	12,315
Selling, general and administrative	8,688	7,761	7,768
Total operating expenses	22,580	20,856	20,083
Loss from operations	(334)	(803)	(2,787)
Interest income	60	61	58
Other expense, net	(18)	(12)	(44)
Loss before income taxes	(292)	(754)	(2,773)
Provision for income taxes	320	108	131
Net loss	$(612)	$(862)	$(2,904)
Net loss per share:
Basic	$(0.02)	$(0.02)	$(0.09)
Diluted	$(0.02)	$(0.02)	$(0.09)
Shares used to compute net loss per share:
Basic	36,093	35,369	33,748
Diluted	36,093	35,369	33,748

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Six Months Ended June 30,
	2014	2013
Net revenue	$68,093	$56,307
Cost of net revenue	25,794	22,299
Gross profit	42,299	34,008
Operating expenses:
Research and development	26,987	23,826
Selling, general and administrative	16,449	15,171
Total operating expenses	43,436	38,997
Loss from operations	(1,137)	(4,989)
Interest income	121	117
Interest expense	—	(4)
Other expense, net	(30)	(117)
Loss before income taxes	(1,046)	(4,993)
Provision for income taxes	428	211
Net loss	$(1,474)	$(5,204)
Net loss per share:
Basic	$(0.04)	$(0.16)
Diluted	$(0.04)	$(0.16)
Shares used to compute net loss per share:
Basic	35,733	33,287
Diluted	35,733	33,287

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	June 30, 2014	March 31, 2014	June 30, 2013
Operating Activities
Net loss	$(612)	$(862)	$(2,904)
Adjustments to reconcile net loss to cash provided by operating activities:
Amortization and depreciation	1,071	1,134	1,061
Amortization of investment premiums, net	200	210	258
Stock-based compensation	3,685	3,393	3,339
Deferred income taxes	—	11	—
Impairment of long-lived assets	—	—	1,131
Changes in operating assets and liabilities:
Accounts receivable	690	(1,320)	164
Inventory	1,279	(1,010)	(693)
Prepaid and other assets	(300)	(42)	(447)
Accounts payable, accrued expenses and other current liabilities	562	590	3,749
Accrued compensation	170	2,039	(76)
Deferred revenue and deferred profit	(551)	529	(341)
Accrued price protection liability	1,132	(637)	889
Other long-term liabilities	224	56	75
Net cash provided by operating activities	7,550	4,091	6,205
Investing Activities
Purchases of property and equipment	(3,196)	(1,445)	(1,280)
Purchases of intangible assets	—	—	(655)
Purchases of available-for-sale securities	(11,065)	(18,699)	(14,945)
Maturities of available-for-sale securities	10,800	18,195	18,200
Net cash provided by (used in) investing activities	(3,461)	(1,949)	1,320
Financing Activities
Payments on capital leases	—	—	(1)
Net proceeds from issuance of common stock	1,510	49	1,090
Minimum tax withholding paid on behalf of employees for restricted stock units	(2,852)	(136)	(1,075)
Net cash provided by (used in) financing activities	(1,342)	(87)	14
Effect of exchange rate changes on cash and cash equivalents	1	(5)	5
Increase in cash and cash equivalents	2,748	2,050	7,544
Cash and cash equivalents at beginning of period	28,500	26,450	17,174
Cash and cash equivalents at end of period	$31,248	$28,500	$24,718

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2014	2013
Operating Activities
Net loss	$(1,474)	$(5,204)
Adjustments to reconcile net loss to cash provided by operating activities:
Amortization and depreciation	2,205	2,042
Amortization of investment premiums, net	410	481
Stock-based compensation	7,078	6,128
Deferred income taxes	11	—
Impairment of long-lived assets	—	1,195
Changes in operating assets and liabilities:
Accounts receivable	(630)	(3,297)
Inventory	269	536
Prepaid and other assets	(342)	(330)
Accounts payable, accrued expenses and other current liabilities	1,152	36
Accrued compensation	2,209	2,201
Deferred revenue and deferred profit	(22)	307
Accrued price protection liability	495	2,797
Other long-term liabilities	280	114
Net cash provided by operating activities	11,641	7,006
Investing Activities
Purchases of property and equipment	(4,641)	(1,822)
Purchases of intangible assets	—	(655)
Purchases of available-for-sale securities	(29,764)	(47,117)
Maturities of available-for-sale securities	28,995	45,500
Net cash used in investing activities	(5,410)	(4,094)
Financing Activities
Payments on capital leases	—	(2)
Net proceeds from issuance of common stock	1,559	1,113
Minimum tax withholding paid on behalf of employees for restricted stock units	(2,988)	(1,123)
Net cash used in financing activities	(1,429)	(12)
Effect of exchange rate changes on cash and cash equivalents	(4)	8
Increase in cash and cash equivalents	4,798	2,908
Cash and cash equivalents at beginning of period	26,450	21,810
Cash and cash equivalents at end of period	$31,248	$24,718

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2014	March 31, 2014	June 30, 2013
Assets
Current assets:
Cash and cash equivalents	$31,248	$28,500	$24,718
Short-term investments, available-for-sale	43,875	44,769	37,084
Accounts receivable, net	20,688	21,378	17,855
Inventory	9,763	11,042	9,355
Prepaid expenses and other current assets	1,960	1,675	1,814
Total current assets	107,534	107,364	90,826
Property and equipment, net	9,858	7,913	6,149
Long-term investments, available-for-sale	16,385	15,428	19,453
Intangible assets	590	670	958
Other long-term assets	596	581	267
Total assets	$134,963	$131,956	$117,653
Liabilities and stockholders’ equity
Current liabilities	$37,726	$41,691	$30,803
Other long-term liabilities	1,373	1,149	903
Total stockholders’ equity	95,864	89,116	85,947
Total liabilities and stockholders’ equity	$134,963	$131,956	$117,653

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	June 30, 2014	March 31, 2014	June 30, 2013
GAAP net loss	$(612)	$(862)	$(2,904)
Stock-based compensation:
Cost of net revenue	32	29	26
Research and development	2,384	2,194	2,158
Selling, general and administrative	1,269	1,170	1,155
Total stock-based compensation	3,685	3,393	3,339
Share-based bonus plan*:
Cost of net revenue	13	9	18
Research and development	657	491	873
Selling, general and administrative	564	373	289
Total share-based bonus plan	1,234	873	1,180
Impairment of production masks	—	—	1,098
IP litigation costs	668	340	1,114
Non-GAAP net income	$4,975	$3,744	$3,827
Shares used in computing non-GAAP basic net income per share	36,093	35,369	33,748
Shares used in computing GAAP diluted net loss per share	36,093	35,369	33,748
Dilutive common stock equivalents	2,682	2,949	1,531
Shares used in computing non-GAAP diluted net income per share	38,775	38,318	35,279
Non-GAAP basic net income per share	$0.14	$0.11	$0.11
Non-GAAP diluted net income per share	$0.13	$0.10	$0.11

*
Share-based bonus plan for the three months ended June 30, 2014 and March 31, 2014 relates to an accrual related to our performance based bonus plan for 2014, which will be settled in stock in 2015. Share-based bonus plan for the three months ended June 30, 2013 relates to an accrual related to our performance based bonus plan for 2013, which was settled in stock in May 2014.

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Six Months Ended June 30,
	2014	2013
GAAP net loss	$(1,474)	$(5,204)
Stock-based compensation:
Cost of net revenue	61	50
Research and development	4,578	3,912
Selling, general and administrative	2,439	2,166
Total stock-based compensation	7,078	6,128
Share-based bonus plan*:
Cost of net revenue	22	29
Research and development	1,148	1,517
Selling, general and administrative	937	642
Total share-based bonus plan	2,107	2,188
Impairment of production masks	—	1,098
IP litigation costs	1,008	2,073
Non-GAAP net income	$8,719	$6,283
Shares used in computing non-GAAP basic net income per share	35,733	33,287
Shares used in computing GAAP diluted net loss per share	35,733	33,287
Dilutive common stock equivalents	2,816	1,393
Shares used in computing non-GAAP diluted net income per share	38,549	34,680
Non-GAAP basic net income per share	$0.24	$0.19
Non-GAAP diluted net income per share	$0.23	$0.18

*
Share-based bonus plan for the six months ended June 30, 2014 relates to an accrual related to our performance based bonus plan for 2014, which will be settled in stock in 2015. Share-based bonus plan for the six months ended June 30, 2013 relates to an accrual related to our performance based bonus plan for 2013, which was settled in stock in May 2014.

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	June 30, 2014	March 31, 2014	June 30, 2013
GAAP gross profit as a % of revenue	62.5%	61.7%	58.1%
Stock-based compensation:
Cost of net revenue	0.1%	0.1%	0.1%
Share-based bonus plan:
Cost of net revenue	—%	—%	—%
Impairment of production masks	—%	—%	3.7%
Non-GAAP gross profit as a % of revenue	62.6%	61.8%	61.9%
GAAP loss from operations as a % of revenue	(0.9)%	(2.5)%	(9.4)%
Stock-based compensation:
Cost of net revenue	0.1%	0.1%	0.1%
Research and development	6.7%	6.8%	7.2%
Selling, general and administrative	3.6%	3.6%	3.9%
Share-based bonus plan:
Cost of net revenue	—%	—%	—%
Research and development	1.8%	1.5%	2.9%
Selling, general and administrative	1.6%	1.1%	1.0%
Impairment of production masks	—%	—%	3.7%
IP litigation costs	1.9%	1.0%	3.7%
Non-GAAP income from operations as a % of revenue	14.8%	11.6%	13.1%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Six Months Ended June 30,
	2014	2013
GAAP gross profit as a % of revenue	62.1%	60.4%
Stock-based compensation:
Cost of net revenue	0.1%	0.1%
Share-based bonus plan:
Cost of net revenue	—%	—%
Impairment of production masks	—%	2.0%
Non-GAAP gross profit as a % of revenue	62.2%	62.5%
GAAP loss from operations as a % of revenue	(1.7)%	(8.9)%
Stock-based compensation:
Cost of net revenue	0.1%	0.1%
Research and development	6.7%	6.9%
Selling, general and administrative	3.6%	3.8%
Share-based bonus plan:
Cost of net revenue	—%	—%
Research and development	1.7%	2.7%
Selling, general and administrative	1.4%	1.1%
Impairment of production masks	—	2.0%
IP litigation costs	1.5%	3.7%
Non-GAAP income from operations as a % of revenue	13.3%	11.4%